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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 21, 2001
                Date of Report (Date of earliest event reported)



                             iNTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                     0-21534                  95-4333330

(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
    of incorporation)


        6385 Old Shady Oak Road, Suite 290, Eden Prairie, Minnesota 55344
                    (Address of principal executive offices)

                                 (952) 925-8840
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a)   Previous Independent Accountant

            (i) On December 21, 2001, iNTELEFILM Corporation (the "Registrant") dismissed BDO Seidman, LLP as its independent accountant.

            (ii) Except for an explanatory paragraph with respect to substantial doubt about the Registrant's ability to continue as a going concern and management's plans described in Note 2 to the Registrant's consolidated financial statements as of and for the years ended December 31, 2000 and 1999, the reports of BDO Seidman, LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Registrant's Audit Committee and Board of Directors
                  participated in and approved the decision to change independent accountants.

            (iv) In connection with its audits for the two most recent fiscal years and through December 21, 2001, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference thereto in its report on financial statements for such years.

            (v) During the two most recent fiscal years and through December 21, 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

            (vi) The Registrant requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of BDO Seidman, LLP to the SEC dated December 21, 2001.

      (b)   New Independent Accountant

            (i) The Registrant engaged Silverman Olson Thorvilson & Kaufman, Ltd. as its new independent accountant as of December 21, 2001. During the two most recent fiscal years and through December 21, 2001, the Registrant has not consulted with Silverman, Olson, Thorvilson & Kaufman, Ltd. regarding either
                  (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304 (a)(1)(iv)) or reportable event (as described in Regulation S-K Item 304 (a)(1)(v)). ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            16 Letter of BDO Seidman, LLP to the Securities and Exchange Commission dated December 21, 2001. Letter re Change in Certifying Accountant.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2001                iNTELEFILM Corporation


                                        /s/ Mark A Cohn

                                        Mark A. Cohn
                                        ITS: Chief Executive Officer
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                                  EXHIBIT INDEX

16 Letter of BDO Seidman, LLP to the Securities and Exchange Commission dated December 21, 2001. Letter re Change in Certifying Accountant.